                                  [GRAPHIC]

                       GABELLI GLOBAL SERIES FUNDS, INC.
                              One Corporate Center
                          Rye,  New York 10580 - 1434
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

TO OUR SHAREHOLDERS,

         For the third quarter ended September 30, 1997, The Gabelli Global Telecommunications Fund's total return was 7.9%. The Lipper Analytical Services Telecommunications Fund Average and Salomon Brothers Global Telecommunications Index had returns of 10.4% and 0.9%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund is up 26.1% year-to-date. The Lipper Telecommunications Fund Average and Salomon Brothers Global Telecommunications Index rose 27.2% and 20.4%, respectively, over the same nine month period. Since inception on November 1, 1993 through September 30, 1997, the Fund has a total return of 58.4%, which equates to an average annual return of 12.5%.

INVESTMENT RESULTS (a)

                                                           Quarter
                                 ---------------------------------------------------------
                                     1st            2nd            3rd            4th            Year
                                   -------        -------        -------        --------       --------
1997:     Net Asset Value          $11.29         $13.17         $14.22              __             __
          Total Return               0.1%          16.7%           7.9%              __             __
----------------------------------------------------------------------------------------------------------
1996:     Net Asset Value          $11.72         $12.16         $11.73          $11.28         $11.28
          Total Return               5.4%           3.8%          (3.5)%           3.3%           9.0%
----------------------------------------------------------------------------------------------------------
1995:     Net Asset Value           $9.77         $10.29         $11.12          $11.12         $11.12
          Total Return               0.4%           5.3%           8.1%            1.6%          16.2%
----------------------------------------------------------------------------------------------------------
1994:     Net Asset Value           $9.68          $9.62         $10.38           $9.73          $9.73
          Total Return              (5.1)%         (0.6)%          7.9%           (5.3)%         (3.7)%
----------------------------------------------------------------------------------------------------------
1993:     Net Asset Value              __             __             __          $10.20         $10.20
          Total Return                 __             __             __            3.0%(b)        3.0%(b)
----------------------------------------------------------------------------------------------------------

        Average Annual Return -  September 30, 1997 (a)

          1 Year  . . . . . . . . . . . . . . 30.3%
          3 Year  . . . . . . . . . . . . . . 14.7%
          Life of Fund(b)   . . . . . . . . . 12.5%

                   Dividend History
----------------------------------------------------------

Payment (ex) Date     Rate Per Share    Reinvestment Price
-----------------     --------------    ------------------
December 31, 1996         $0.840              $11.28
December 29, 1995         $0.182              $11.12
December 30, 1994         $0.095              $ 9.73
December 31, 1993         $0.102              $10.20


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on November 1, 1993.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

GATEWAY TO CHINA

This quarter we would like to share with you an evolving story at Cable & Wireless plc in order to demonstrate the application of our investment methodology to individual stock selection. Our simplified account will focus on select aspects of our evaluation to maintain clarity in the demonstration of our analytical process.

CABLE & WIRELESS PLC (CWP - $25.875 - NYSE)

Cable & Wireless plc is a United Kingdom-based global conglomerate in the business of providing telecommunications and multimedia communications services in over 50 countries. Its principal subsidiaries are Hong Kong Telecommunications Ltd. (HKT - NYSE), which is 53.7% owned and a United Kingdom cable/telephony company known as Cable & Wireless Communications (CWZ - NYSE), which is 52.6% owned. Other regions of principal operation include the United States and the Caribbean.

The company hired Richard Brown as Chief Executive Officer (CEO) in June 1996. His background includes executive positions at Ameritech and the CEO position at H&R Block, the parent of CompuServe. Since joining CWP, he has strengthened the company's position in Europe and Asia by consolidating the UK cable TV and telephony industries and by establishing a strategic relationship with the Chinese government.

We continue to believe Cable & Wireless plc provides an attractive investment opportunity. Its recent transactions should strengthen its market position and improve its cost structure in key markets. In the future, the focus will likely be on consolidating its strong regional presence across a global service offering. Following are key aspects of our investment case.

- Our Private Market Value estimate is $35 per share. Our abbreviated model suggests CWP's other operations can be purchased below $7 per share at current prices.

                          PRIVATE MARKET VALUE SUMMARY

          (in millions of US$)                Price   # ADSs Owned   #/ CWP Share   Per Share
                                              -----   ------------   ------------   ---------
          Hong Kong Telecom - 53.7%          19 1/2        628          0.8189         $16
          Cable & Wireless Comm. - 52.6%     21 3/4        140          0.1822           4
          Other                                                                         16
          Less: Net Debt, ex HKT&CWZ                                                   (1)
                                                                                       ---
          Total CWP Market Capitalization                                              $35

- Cable & Wireless is an attractive acquisition target for global telecommunications companies seeking a hub in the United Kingdom and Asia. These regions are a gap in the footprint of most of the major global alliances. The urgency of cross border mergers should increase as liberalization accelerates global industry change.

- Cash generation has strengthened and is available for share repurchase or investment.

          (in millions of US$)                1995           1996           1997
                                              ----           ----           ----
          Net Cash from ops after capex      ($105)          $13.4           $590

- A preferential position has been secured in China through its strengthened relationship with the Chinese Government. China could grow to be the largest telecom market. CWP should benefit through direct investment and incremental traffic between China and its subsidiaries as the market develops.

CABLE & WIRELESS: A TRULY GLOBAL OPERATOR

Cable & Wireless' dominant position in Hong Kong, its meaningful position in the United Kingdom, and to a lesser degree its controlled interests in more than 55 countries, place it on the radar screens of the largest providers of global telecommunications services as a potential alliance partner or acquisition target. The three most visible global alliances, Concert (British Telecom/MCI), Global One (Deutsche Telekom, France Telecom and Sprint) and WorldPartners (AT&T and partners), all lack a meaningful presence in Asia. Global One and WorldPartners lack presence in the United Kingdom. Filling in these gaps is a necessary component of strategies to provide seamless service to large multinational corporations and guaranteeing favorable long term cost structures. Various still uncommitted telecommunications companies, including the Regional Bells in the United States and ex-telecom monopolies outside the United States, may also find Cable & Wireless an attractive way to accelerate their scale of entry into the global telecommunications market. We believe the current MCI bidding war foreshadows a growing urgency to partner as the pool of potential candidates is absorbed. This trend supports higher realized valuations in future merger and acquisition transactions.

CEO RICHARD BROWN HAS IMPROVED CWP'S STRATEGIC IMPORTANCE

Since joining in June 1996, CEO Richard Brown has leveraged his experience as an executive of Regional Bell Operating Company (RBOC) Ameritech and as CEO of H&R Block, the parent of CompuServe, to increase the company's dominance in key strategic regions. The following summarizes key deals.

- In Europe, Cable & Wireless Communications was formed through the four way merger of subsidiaries Mercury Communications and Bell CableMedia with cable/telephony companies Nynex CableComms and Videotron creating a formidable competitor to British Telecom. It exited a Germany-based joint venture created to compete with ex-telecom monopoly Deutsche Telekom due to constraints on its management influence.

- In China, CWP has entered into an agreement with the Chinese government to grant ownership in Hong Kong Telecom in exchange for the right to participate in mainland China telecommunications investments. The original agreement included the sale of 5.5% of Hong Kong Telecom to the Chinese government for approximately US$1.2 billion, with additional transfers in the future leading to equal ownership with CWP.

- In Other Asia, CWP raised its stake in Optus (the main competitor to ex-Australian telecommunications monopolist Telstra) to 49% with an option to acquire an additional 6% by buying out Bell South.


CABLE & WIRELESS: A GATEWAY TO CHINA

The China telecommunications development project is the jewel of international "greenfield" projects. Shared ownership of Hong Kong Telecom is an attractive price for participation in China which has more than 1.2 billion inhabitants and fewer than 100 million telephone lines. The telecommunications market should explode as infrastructure is constructed and improved. If only 8% of the population receives a phone line the market should grow revenues by US$60 billion and EBITDA by US$30 billion (assuming US$50 revenue per subscriber and 50% margins).

PRIVATE MARKET VALUE OF $35 TODAY

The table below details selected CWP assets and our valuation estimates. We have marked subsidiary ownership interests to public market value whenever possible. Otherwise, we have based our valuation estimate on merger and acquisition valuation data for similar companies. Our model does not provide for merger premiums, which we believe exceeds 20% of PMV, based on recent transactions. Nevertheless, it provides a conservative valuation presentation.


                              Cable & Wireless plc
                      Estimated 1998E Private Market Value

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           VALUE/
In millions US$ Except Per Share Data                                    Asia   CALA(d)   Europe      USA      CWP       CWP SHARE
------------------------------------------------------------------------------------------------------------------------------------
INCUMBENT TELCO SYSTEMS                  # SHARES   PRICE  RATIO/CWP
                                         --------   -----  ---------
Cable & Wireless Communications - 52.6%     139.6  21 1/2     0.1822                       3,001               3,001        $3.92
Hong Kong Telecom-53.7%                     627.5  19 1/2     0.8189   12,237                                 12,237        15.97
Telecom of Jamaica - 79.0%                3,862.0     1/9   111.0464                425                          425         0.55
CTM (Macau) - 51.0%                                                       170                                    170         0.22
Panama Telephone (At Cost) - 49.0%                                          0       652        0         0       652         0.85
                                                                            -       ---        -         -       ---        -----
Total                                                                  12,407     1,077    3,001         0    16,485        21.51

NEW COMPETITIVE ENTRANT SYSTEMS

CWE - 100%(g)                                                                                306                 306        $0.40
Cable & Wireless, Inc. (USA) - 100.0%                                                                1,440     1,440         1.88
Intl. Dig. Comm. Inc. (Japan) - 17.6%                                       5                                      5         0.01
Optus (Australia) - 49.0% (f)                                           1,652                                  1,652         2.16
PLD Telekom Inc.                             10.1   7 4/9     0.0132       75         0        0         0        75         0.10
                                                                           --         -        -         -        --         ----
Total                                                                   1,732         0      306     1,440     3,478         4.54

CELLULAR SERVICE PROVIDERS               # POPS (b)  $ Per POP
                                         ---------   ---------
OCCEL (Colombia) - 22.0%                      1.8      50                  88                                     88        $0.11
Mobile One (Singapore)                        0.9     100                  90                                     90         0.12
One 2 One (UK) - 50.0%                       30.0     100                                  3,000               3,000         3.92
Other(c)                                     76.1      50               3,805         0        0         0     3,805         4.97
                                                                        -----         -        -         -     -----         ----
Total                                                                   3,983         0    3,000         0     6,983         9.11
OTHER                                      # Shares     FMV
                                           --------     ---
Asia Satellite Telecommunications Co.         8.8      22.75              200                                    200        $0.26
Cable & Wireless Business Networks                                                           100                 100         0.13
Cable & Wireless Marine (At BV)                                                              115                 115         0.15
Fiber Projects (At Cost)                                                   70        95        0         0       165         0.22
                                                                           --        --        -         -       ---         ----
Total                                                                     270        95      215         0       380         0.76

Total Estimated Asset Value                                            18,392     1,172    6,523     1,440    27,527       $35.92
Less: Debt                                                               -670             -2,976        18    -3,628        -4.73
Add: Cash                                                               1,857                293       801     2,951         3.85
TOTAL PRIVATE MARKET VALUE                                             19,580     1,172    3,839     2,259    26,850       $35.04
Total Shares Outstanding, f.d. (e)                                      766.3     766.3    766.3     766.3     766.3
PMV PER SHARE                                                          $25.55     $1.53    $5.01     $2.95    $35.04       $35.04
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Valuation Data                C&W USA   Optus   CTM Macau
1997E Revenue*/EBITDA**/Lines***            1,200*    421**  167,000 ***
Multiple                                      1.2     8.0     $2,000
Estimated Asset Value                       1,440   3,371        334
Ownership                                 100.00%  49.00%     51.00%
ESTIMATED ASSET VALUE                       1,440   1,652        170

Notes:
(a) Carribean and Latin America.
(b) Equity adjusted POPS.
(c) UK GDP adjusted equity POPS.
(d) CWP provides some or all the domestic, international, fixed line and mobile services in Bermuda and 14 countries.
(e) Expressed as ADS equivalents.
(f) We assume the Bell South transaction valuation closed 7/1/97 is appropriate (CWP has option for ownership up to 55.0%).
(g) We assume the VEBA transaction valuation is appropriate (CWE operates in France, Belgium, Switzerland, Spain, Italy, Ireland, and the Netherlands).
(h) Balance sheet allocation estimated using the actual balance sheet of HKT and CWZ at March 31, 1997.
Source:  Company documents and Gabelli & Company, Inc. estimates

CABLE & WIRELESS CAPITALIZATION

The table below provides the capitalization and selected financial information for CWP. Our analysis dissects CWP into its key components, Hong Kong Telecom, Cable & Wireless Communications, and remaining assets in order to improve the visibility of potential pricing discrepancies. We are fortunate to have public market references for HKT and CWZ, the company's principal subsidiaries. For purposes of our illustration, we have confined our focus on the capitalization and EBITDA (earnings before interest, taxes, depreciation and amortization) of the company.

                      CABLE & WIRELESS COMMUNICATIONS PLC
                         Breakdown Among the Companies

CAPITALIZATION                                 HKT           CWZ               CWP                Trio
--------------                                 ---           ---               ---                ----
                                                                         (net of HKT,CWZ)  (consolidated CWP)
Fiscal Year                                  3/31/97       3/31/97            3/31/97            3/31/97
Balance Sheet As Of:                         3/31/97       3/31/97            3/31/97            3/31/97
Foreign Exchange Rate (HK$/US$;US$/UK)           7.8         1.672              1.672              1.672

SHARES OUTSTANDING

Supervoting                                      0.0           0.0                0.0(a)             0.0(a)
Common                                      11,693.4       1,500.0            2,197.6            2,197.6
                                            --------       -------            -------            -------
Total Shares Outstanding                    11,693.4       1,500.0            2,197.6            2,197.6
+Options/Warrants                                0.0           0.0               41.1 2.163218      41.1  2.163218
+ 7% Cv. Unsecured - 2008                        0.0           0.0               60.2 (b)           60.2 (b)
                                                 ---           ---              -----              -----
Total Shares Outstanding, f.d.              11,693.4       1,500.0            2,298.8            2,298.8
/ ADR Ratio                                       10             5                  3                  3
                                            --------       -------          ---------            -------
Total ADR Equivalents Outstanding, f.d.      1,169.3         300.0              766.3              766.3
x Price                                       $18.63        $20.38             $25.19             $25.19
                                              ------        ------             ------             ------
MARKET VALUE                                  21,779         6,113             19,301             19,301
+ Debt                                           670         2,976                -18              3,628
- Cash                                        -1,857(c)       -293               -801             -2,951(c)
                                              ------          ----               ----             ------
Net Debt (Cash)                               -1,187         2,684               -819                677(d)
TOTAL CAPITALIZATION                          20,592         8,796             18,482             19,978
Add: Minority Interest @ Market Value             NA            NA                 NA             13,109
Less: Hong Kong Telecom At MV                     NA            NA            -11,717                 NA
Less: Cable and Wireless Comm. At MV              NA            NA             -2,844                 NA
                                              ------        ------             ------            -------
TOTAL CAPITALIZATION                          20,592         8,796              3,920             33,087

Revenue - 1997                                 4,177         3,404              4,127             11,707
Multiple - 1997                                  4.9           2.6                1.0                2.8

EBITDA - 1997                                  1,845           968                845              3,658
EBITDA Multiple - 1997                          11.2           9.1                4.6                9.0

Notes:
(a) Is held by HM Government and carries no right to particpate in the capital (beyond 1 Pound) or earnings of the company.
(b) Has a face value of UK124 million and is convertible at the option of the holder into ordinary shares on August 31 each year through 2008, on the basis of one share for every 206p of nominal loan stock.
(c) Approximately UK34 million (US$20 million) is held in countries subject to exchange regulations which may delay repatriation.
(d) Excludes Hong Kong Telecom and Cable & Wireless Balance Sheet.
Source:  Company documents and Gabelli & Company, Inc. estimates

Our analysis highlights an under-valuation of CWP by the market. An evaluation of the parent company capitalization (CWP on far right column of our model) indicates a total capitalization of 9.0 times EBITDA and 2.8 times revenues and provides no compelling reason for investor excitement. To highlight existing pricing discrepancies and under-valuation, we remove the contribution of Hong Kong Telecom and Cable Wireless Communications to the total capitalization and financial results from the remaining CWP operations. This analysis reveals a very reasonable valuation of 4.6 times EBITDA and 1.0 times revenues for the remaining assets.

OWNERSHIP ANALYSIS

For informational purposes, we have provided the ownership structure of Cable & Wireless plc and its largest subsidiary Hong Kong Telecom. We highlight the Chinese states, with a 17% interest in Hong Kong Telecom, which gives them a vested interest in promoting a favorable telecom environment for the company.

Cable & Wireless plc Ownership Structure
(in millions of ADR Equivalents)

                                            # Shares             % Class
                                            --------             -------
VEBA                                          76.915              10.50%
Directors and Company Secretary                0.066               0.01%
Public Float In The Form Of ADRs              23.977               3.27%
Public Float In The Form
  of Ordinary Shares                         631.563              86.22%
                                             -------              ------
Total Shares Outstanding (a)                 732.520             100.00%

Notes: (a) Expressed before dilutive effects of options and convertible securities. Source: Company documents and Gabelli & Company, Inc. estimates.

Hong Kong Telecom Ownership Structure
(in millions of ADR Equivalents)

                                            # Shares      % Class
                                            --------      -------
Cable & Wireless plc                         627.529        10.50%
China State
-----------
China Everbright Holdings                     89.982         7.70% @HK$12.60
China Telecom                                 58.430         5.00% @HK$14.25
Other                                         50.250         4.30%
                                              ------
Total Chinese State                          198.662        16.99%
Public Float                                 343.149        29.35%
                                             -------        ------
Total Shares Outstanding (In ADR Equiv.)   1,169.340       100.00%

Source:  Company documents and Gabelli & Company, Inc. estimates

CONCLUSION

We believe the company is attractive to a number of global telecommunications companies, primarily those seeking to gain a foothold in key regions including the United Kingdom and Asia. Cable & Wireless Communications and Hong Kong Telecom arguably provide the most strategic entry vehicle for each of those markets. Under the management of new Chief Executive Officer Dick Brown, we are reasonably comfortable that CWP will continue to improve its strategic position as a global telecommunications provider.

OUR APPROACH

        Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's private market value (PMV) and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a catalyst that will promote a reduction in this gap. However, we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and, certainly not least, good management with a track record of creating value for their shareholders.

GLOBAL ALLOCATION

        The chart to the right presents the Fund's holdings by geographic region as of September 30, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

HOLDINGS BY GEOGRAPHIC REGION - 9/30/97

United States      49.8%
Europe             18.6%
Asia/Pacific Rim    9.8%
Canada              9.3%
South America       9.0%
Other               3.5%


PORTFOLIO STRUCTURE

         We remain "bottom up" focused, with roughly half the Fund's investment in the U.S. Internationally, the trend continues to be the liberalization and privatization of the telecommunications sector. The result is an expanding universe of publicly traded telecom companies poised for growth. Deutsche Telekom, the largest telecom company in Europe and the third largest in the world, successfully completed its initial public offering in November 1996. Many other major telecom companies are expected to "go public" in the years ahead.

         Nearly 20% of the Fund is invested in Europe, much of that in the U.K. Key holdings are companies with a strong global presence and attractive valuations. Included are Cable & Wireless, the U.K.'s second largest telecom group, and Vodafone, the largest U.K. cellular service provider with attractive wireless investments on a global basis. Telefonica de Espana is another key investment in light of its strong telecom franchise and significant discount to its underlying asset value.

         Competition, consolidation and convergence are occurring globally as companies seek economies of scale. Simply put, "bigger is better." Telecommunications stocks are selling at large discounts to their estimated private market values. Moreover, their stock price performances have not kept pace with the growth in values. Major forces -- strong demand, open markets, technology, consolidation -- should drive telecom stock prices toward their private market values, thereby enhancing shareholder value.

LET'S TALK STOCKS

         The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AirTouch Communications Inc. (ATI - $35.4375 - NYSE) is one of the premier providers of global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the worldwide expansion of wireless communications. Roughly half of the company's current 8.5 million worldwide cellular customers are located in the U.S. Annual subscriber growth is estimated at 30% to 40%.

Associated Group Inc. (AGRP'A - $70.50 - NASDAQ, AGRP'B - $69.50 - NASDAQ), one of the pioneer investors in the cellular industry, owns a diversified portfolio of public and private communications companies. The jewel of AGRP's existing wireless portfolio is Teligent, a provider of broadband wireless services. Teligent will roll out its offering to compete with existing telephone service providers in 74 U.S. markets over the next five years. This venture is operated by high profile managers including Alex J. Mandle - formerly COO of AT&T, Kirby G. Pickle Jr. - a former executive of MFS Communications and Lawrence E. Harris - the leader of MCI's regulatory arsenal in the early 1980's during their battle with AT&T. Our valuation estimate for AGRP is $37 per share. This consists of $17 attributable to marketable securities, primarily tracking stock of Tele-Communications Inc., $13 per share from Teligent and $7 of other wireless investments in the United States and Mexico (net of debt). Upside in the stock price should result from a favorable acceptance by the market of a Teligent Initial Public Offering (IPO) planned for the fourth quarter of 1998.

BC Telecom Inc. (BCT - $25.83 - TSE), formerly British Columbia Telephone Co., is the second largest telecommunications services company in Canada. A subsidiary of GTE owns 52% of the company. We estimate the private market value of BCT to be $50 per share. Its basic telephone operations provide service to more than two million telephone lines and are growing at twice the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves 463,000 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses in which they are now allowed to participate.

Compania de Telecomunicaciones de Chile SA (CTC - $32.375 - NYSE) is a full service telecommunications provider. It serves 1.4 million access lines in a country with 13.2 million inhabitants (a penetration rate of only 11%). The company's growth will continue to be driven by an aggressive line build out plan. Approximately 400,000 telephone lines are to be installed in 1997.

Telecom Italia SpA (TELI.MA - $20.04 - Milan Stock Exchange), formerly SIP (Societa Italiana per L'Esercizio delle Telecomunicazioni pa), completed the first phase of the restructuring process in the Italian telecommunications sector. The company now provides basic local telephone service to 25 million access lines, domestic and international long distance service. Its cellular service to more than four million subscribers was spun off to shareholders a year ago. Telecom Italia is currently undervalued, selling at less than three times EBITDA.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $128.75 - NYSE) is the Brazilian, government-controlled, monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14.2 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than five times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. In October, the Brazilian Ministry of Communications announced the breakup of the company into three regional, nine cellular and one long distance company.

Telefonica de Espana (TEF - $94.125 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region.
Its portfolio of publicly traded Latin American companies includes: Compania de Telecomunicaciones de Chile SA, Telefonica de Argentina SA and Compania Peruana de Telefonos SA. TEF also holds interests in non-public Latin American telecom operations in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela.
The company's long term strategy is to create a Pan American network, leveraging the Spanish speaking world. TEF jump started this effort with its decision to form a global alliance with British Telecom and MCI's Concert plc, which is gaining momentum in the race to become the dominant provider of one stop shopping for full-service, global telecommunications products.

Telephone and Data Systems Inc (TDS - $45.00 - ASE) is a domestic provider of local telephone service to about 493,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging business. TDS is oriented toward creating substantial shareholder value (as opposed to focusing on near-term earnings per share). Consolidated operating cash flow rose 25% in 1996, driven mainly by internal growth in cellular telephone. Cellular telephone subscribers grew by almost 55%, to over one million at year end 1996. We expect strong growth at TDS to result in a private market value of $160 per share by 2000. The company has been active in the PCS auctions and was the high bidder in eight markets with a combined population of 27 million. TDS's investments in U.S. Cellular, American Portable Telephone and American Paging, at their current market prices, are worth $52 per TDS share.

MINIMUM INITIAL INVESTMENT - $1,000

         The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

GABELLI U.S. TREASURY MONEY MARKET FUND

         Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

         You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

         Little has changed in the favorable economic backdrop for stocks.
That does not necessarily mean there are not potential problems that could upset the market apple cart. Barring any unexpected economic dilemmas, stocks should continue to deliver respectable returns. More important, in our view, the market is broadening and investors once again appear to be focusing on fundamental value. Already, strong deal activity is gaining momentum. The capital gains tax cut should encourage smaller niche companies' "urge to merge" in the year ahead.

         We close ever mindful of the potholes that will invariably challenge equities investors, but remain confident the Fund's portfolio is well-positioned to endure the long investment journey to your financial success.

         The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the business day for further information.

         As always, we thank you for your confidence in our investment abilities and will strive to preserve the assets you have entrusted to us.

                                  Sincerely,



         /s/ MARIO J. GABELLI              /s/ MARC J. GABELLI
         MARIO J. GABELLI, CFA             MARC J. GABELLI
         Portfolio Manager and             Associate Portfolio Manager
         Chief Investment Officer


                                           /s/ IVAN ARTEAGA
                                           Ivan Arteaga, CFA, CPA
                                           Associate Portfolio Manager




October 25, 1997


                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1997


 Telecom Italia SpA                             AirTouch Communications Inc.
 Telephone & Data Systems Inc.                  BCE Mobile Communications
 Cable & Wireless plc                           BC Telecom Inc.
 Telefonica de Espana                           Associated Group Inc.
 Telecomunicacoes Brasileiras SA (Telebras)     Compania de Telecomunicaciones
                                                   de Chile SA


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
                COMMON STOCKS -- 91.17%
                ALTERNATIVE TELECOMMUNICATION SERVICE
                 PROVIDERS -- 1.31%
     7,000      American Communications Services
                 Inc.*............................... $     85,750
     7,000      Brooks Fiber Properties Inc.*........      326,813
    20,000      GST Telecommunications Inc.*.........      277,500
    20,000      ICG Communications Inc.*.............      490,000
     2,000      Intermedia Communications Inc.*......       93,875
     5,000      McLeodUSA Inc., Cl. A*...............      197,188
       400      Teleport Communications Group Inc.,
                 Cl. A*..............................       17,950
                                                      ------------
                                                         1,489,076
                                                      ------------
                BROADCASTING -- 0.07%
       400      Pathe SA.............................       81,055
                                                      ------------
                CABLE -- 11.57%
    50,000      Adelphia Communications Corp., Cl.
                 A*..................................      606,250
    32,000      Cablevision Systems Corp., Cl. A*....    2,008,000
    70,000      Century Communications Corp., Cl.
                 A*..................................      533,750
    82,000      Comcast Corp., Cl. A*................    2,101,250
    42,000      Comcast U.K. Cable Partners Ltd.*....      430,500
    10,000      General Cable plc, ADR*..............       92,500
    35,000      NTL Inc.*............................      923,125
    20,000      Rogers Communications Inc., Cl. B*...      120,000
    35,349      TCI Ventures Group*..................      729,075
    44,651      Tele-Communications Inc., Cl. A*.....      915,343
    58,000      Tele-Communications Inc./Liberty
                 Media Group, Cl. A*.................    1,736,375
    30,000      Tele-Communications International
                 Inc., Cl. A*........................      491,250
     6,000      Telewest Communications plc, ADR*....       81,000
    88,000      United International Holdings Inc.,
                 Cl. A*..............................    1,078,000
    60,000      US WEST Media Group*.................    1,338,750
                                                      ------------
                                                        13,185,168
                                                      ------------
                COMMUNICATIONS EQUIPMENT -- 2.95%
    60,000      Champion Technology Holdings, ADR....       75,000
     3,333      CommScope Inc.*......................       45,204
     4,400      Ericsson (L.M.) Telephone Co., ADR...      210,925
     2,500      General Semiconductor Inc.*..........       32,188
     4,000      Lucent Technologies Inc..............      325,500
     2,500      Motorola Inc.........................      179,688
     5,000      NextLevel Systems Inc.*..............       83,750
    20,000      Northern Telecom Ltd.................    2,078,749
    10,000      Scientific - Atlanta Inc.............      226,250
       500      Siemens AG, ADR......................       33,787
   100,000      Time Engineering Berhad..............       70,570
                                                      ------------
                                                         3,361,611
                                                      ------------
                ENERGY -- 0.15%
     3,000      Veba AG..............................      175,454
                                                      ------------
                ENTERTAINMENT -- 1.02%
    23,462      Ascent Entertainment Group Inc.*.....      269,813
     6,000      Metromedia International Group
                 Inc.*...............................       72,750

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
    14,000      Time Warner Inc...................... $    758,625
     2,000      Viacom Inc., Cl. A*..................       62,875
                                                      ------------
                                                         1,164,063
                                                      ------------
                LONG DISTANCE TELEPHONE COMPANIES -- 6.82%
    25,000      AT&T Corp............................    1,107,814
    25,000      Call-Net Enterprises Inc.*...........      495,112
    25,000      Cam-Net Communications Network
                 Inc.*...............................        1,250
       165      DDI Corp.............................      830,309
     4,000      Esprit Telecom Group plc*............       23,750
     5,000      Fonorola Inc.........................      131,245
    95,000      General Communication Inc., Cl. A*...      748,125
     6,500      Kokusai Denshin......................      358,743
     5,000      LCI International Inc.*..............      133,125
     6,000      MCI Communications Corp..............      176,250
     8,000      MIDCOM Communications Inc.*..........       55,000
    66,000      P.D.L. Holdings Ltd.*................      610,500
    52,000      Philippine Long Distance Telephone
                 Co.*................................    1,410,500
    20,000      Sprint Corp..........................    1,000,000
     4,000      Teleglobe Inc........................      143,085
     2,000      Telegroup Inc.*......................       21,000
    15,000      WorldCom Inc.*.......................      530,625
                                                      ------------
                                                         7,776,433
                                                      ------------
                PUBLISHING -- 0.35%
     5,000      Media General Inc., Cl. A............      198,125
     8,000      News Corporation Ltd., ADR...........      163,500
   100,000      Seat SpA*............................       37,511
                                                      ------------
                                                           399,136
                                                      ------------
                REGIONAL/LOCAL TELEPHONE SERVICES -- 17.56%
    44,000      Aliant Communications Inc............    1,067,000
    20,000      ALLTEL Corp..........................      690,000
    22,000      Ameritech Corp.......................    1,463,000
    38,000      Atlantic Tele-Network Inc.*..........      494,000
     5,304      Bell Atlantic Corp...................      426,641
    27,000      BellSouth Corp.......................    1,248,750
     9,000      Bruncor Inc..........................      234,613
    60,000      C-TEC Corp., Cl. B*..................    2,951,249
    28,000      Century Telephone Enterprises Inc....    1,232,000
     2,000      Cincinnati Bell Inc.*................       56,875
    10,000      First Pacific Co. Ltd., Sponsored
                 ADR*................................       50,074
    35,000      Frontier Corp........................      805,000
    35,000      GTE Corp.............................    1,588,125
    15,000      Island Telephone Company Ltd.........      358,436
    19,000      Maritime Telegraph and Telephone
                 Company Ltd.........................      407,241
    12,000      NewTel Enterprises Ltd...............      239,392
     3,000      Peoples Telephone Company Inc.*......        9,188
    10,000      Quebec-Telephone.....................      195,511
     8,000      SBC Communications Inc...............      491,000
    40,000      Southern New England
                 Telecommunications Corp.............    1,637,499
    90,000      Telephone & Data Systems Inc.........    4,049,999

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
                COMMON STOCKS (CONTINUED)
                REGIONAL/LOCAL TELEPHONE SERVICES (CONTINUED)
    10,000      Telus Corp........................... $    209,631
     3,000      US WEST Communications Group.........      115,500
                                                      ------------
                                                        20,020,724
                                                      ------------
                SATELLITE -- 3.29%
     2,000      American Mobile Satellite Corp.*.....       20,500
       100      Asia Satellite Telecommunications
                 Holdings Ltd........................        2,863
     1,000      British Sky Broadcasting Group,
                 ADR.................................       45,438
    48,000      COMSAT Corp..........................    1,143,000
     8,000      Echostar Communications Corp., Cl.
                 A*..................................      194,000
     5,000      General Motors Corp., Cl. H..........      331,562
     8,000      Globalstar Telecommunications*.......      420,000
    24,000      Iridium World Communications Ltd.*...      990,000
    15,000      Loral Space & Communications Ltd.*...      309,375
     2,000      PT Indonesia Satellite, ADR..........       52,500
    30,000      TCI Satellite Entertainment Inc., Cl.
                 A*..................................      226,875
     2,000      U.S. Satellite Broadcasting Co.*.....       17,250
                                                      ------------
                                                         3,753,363
                                                      ------------
                TELECOMMUNICATIONS -- 0.20%
    12,500      Great Nordic Store...................      223,547
                                                      ------------
                TELEPHONE NETWORKS -- 29.86%
   100,000      BC Telecom Inc.......................    2,585,083
    77,000      BCE Inc.*............................    2,300,375
     3,000      BHI Corp.............................       61,500
     1,000      British Telecommunications plc,
                 ADR.................................       66,625
   155,800      Cable & Wireless plc, ADR*...........    3,803,099
    65,000      Compania de Telecomunicaciones de
                 Chile SA, ADR.......................    2,104,375
   500,000      CPT Telefonica del Peru, Cl. B.......    1,182,024
     1,000      CPT Telefonica del Peru, Cl. B,
                 ADR.................................       23,625
     9,000      Deutsche Telekom AG..................      171,563
     3,687      Hellenic Telecommunications
                 Organization SA (OTE) (a)...........       92,576
    15,000      Hong Kong Telecommunications Ltd.,
                 ADR.................................      335,625
     2,000      Hungarian Telephone & Cable Corp.*...       25,750
        40      Japan Telecom Co. Ltd................      558,024
    15,000      Koninklijke PTT Nederland NV, ADR....      585,938
       167      Nippon Telegraph & Telephone Corp....    1,538,468
    10,000      Nippon Telegraph & Telephone Corp.,
                 ADR.................................      460,000
       800      Pakistan Telecommunications, GDR
                 (a)*................................       76,400
    12,000      Portugal Telecom SA, ADR.............      521,250
     8,000      PT Telekomunikasi Indonesia..........      179,000
    20,000      Singapore Telecommunications Ltd.....       33,878
     8,000      Tele Danmark A/S, ADR................      213,500
    36,000      Telecom Argentina Stet - France
                 Telecom SA, ADR*....................    1,095,750
   301,086      Telecom Asia*........................      249,726
    28,000      Telecom Corporation of New Zealand
                 Ltd., ADR*..........................    1,134,000

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
   194,444      Telecom Italia SpA................... $  1,298,439
    27,000      Telecom Italia SpA, ADR..............    1,812,375
 4,000,000      Telecommunications of Jamaica........      428,000
    24,000      Telecomunicacoes Brasileiras SA
                 (Telebras), Sponsored ADR...........    3,090,000
   938,570      Telecomunicacoes de Sao Paulo SA
                 (Telesp)*...........................      246,632
    41,000      Telefonica de Argentina SA, ADR......    1,501,625
    37,000      Telefonica de Espana, ADR............    3,482,624
    36,000      Telefonos De Mexico SA, Cl. L, ADR...    1,863,000
   300,000      Telekom Malaysia Berhad*.............      910,632
     8,075      Thai Telephone & Telecom, GDR (a)*...        9,981
                                                      ------------
                                                        34,041,462
                                                      ------------
                WIRELESS COMMUNICATIONS -- 16.02%
     5,000      360 degrees Communications Co.*......      104,375
    40,000      ABC Communications Holdings Ltd......       15,508
   115,000      Aerial Communications Inc.*..........    1,027,813
    70,000      AirTouch Communications Inc.*........    2,480,624
    60,000      American Paging Inc.*................      123,750
    14,200      Associated Group Inc., Cl. A*........    1,001,100
    16,000      Associated Group Inc., Cl. B*........    1,112,000
    14,000      BCE Mobile Communications Inc........      485,083
       500      Bouygues Group.......................       47,068
    20,000      Cellular Communications International
                 Inc.*...............................      830,000
    88,000      Centennial Cellular Corp., Cl. A*....    1,507,000
     2,000      CommNet Cellular Inc.*...............       70,125
     1,000      CoreComm Inc.*.......................       16,500
    30,000      CP Pokphand, Sponsored ADR...........      249,561
    50,000      Europolitan Holdings AB*.............    1,386,871
    40,000      Grupo Iusacell SA, Ser. D, ADR*......      500,000
    26,000      Himachal Futuristic (a)..............       29,669
    24,000      Jasmine International (a)............       20,072
     2,500      Mannesmann AG........................    1,191,826
     5,300      Matrix Telecommunications Ltd........        2,770
     1,500      Metrocall Inc.*......................       11,063
     5,000      Mobile Telecommunications
                 Technologies Corp.*.................       80,938
     8,000      NEXTEL Communications Inc., Cl. A*...      231,000
     2,000      Omnipoint Corp.*.....................       43,750
     5,000      Palmer Wireless Inc.*................       87,500
     8,000      Pittencrieff Communications Inc.*....       46,000
    15,000      Price Communications Corp.*..........      130,312
    27,000      PriCellular Corp.*...................      268,313
    40,000      Rogers Cantel Mobile Communications
                 Inc., Cl. B*........................      707,500
     1,000      Rural Cellular Corp., Cl. A*.........       11,750
    70,000      Securicor Group plc..................      305,424
   100,000      Technology Resources Industries......      121,418
   600,000      Telecom Italia Mobile SpA............    2,386,551
     2,000      Thyssen AG...........................      468,218
    20,000      Total Access Communications plc......       66,000

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
                COMMON STOCKS (CONTINUED)
                WIRELESS COMMUNICATIONS (CONTINUED)
     3,000      United States Cellular Corp.*........ $    110,625
     1,500      Vanguard Cellular Systems Inc., Cl.
                 A*..................................       23,625
     1,000      Vimpel Communications*...............       41,750
    17,000      Vodafone Group plc, ADR..............      913,750
                                                      ------------
                                                        18,257,202
                                                      ------------
                TOTAL COMMON STOCKS..................  103,928,294
                                                      ------------
                CONVERTIBLE PREFERRED STOCKS -- 2.67%
                CABLE -- 1.43%
    19,000      Tele-Communications Inc. Cv. Pfd.,
                 Ser. E..............................    1,633,999
                                                      ------------
                ENTERTAINMENT -- 0.05%
     1,000      Metromedia International Group
                 Inc.................................       51,438
                                                      ------------
                LONG DISTANCE TELEPHONE COMPANIES -- 0.40%
    12,000      Sprint Corp. 8.25% Cv. Pfd...........      451,500
                                                      ------------
                TELEPHONE NETWORKS -- 0.43%
     9,500      Philippine Long Distance Telephone
                 Co. 7.00% Cv. Pfd., Ser. III........      490,438
                                                      ------------
                WIRELESS COMMUNICATIONS -- 0.36%
     3,000      AirTouch Communications Inc. 4.25%
                 Cv. Pfd., Cl. C.....................      169,312
     5,000      AirTouch Communications Inc. 6.00%
                 Cv. Pfd., Cl. B.....................      162,813
     3,000      Mobile Telecommunication Technologies
                 Corp. (a)...........................       80,250
                                                      ------------
                                                           412,375
                                                      ------------
                TOTAL CONVERTIBLE PREFERRED STOCKS...    3,039,750
                                                      ------------
                PREFERRED STOCKS -- 0.58%
                COMMUNICATIONS EQUIPMENT -- 0.16%
     2,000      Nokia Corp.,Cl. A, ADR...............      187,625
                                                      ------------
                TELEPHONE NETWORKS -- 0.42%
 3,355,677      Telecomunicacoes de Rio de Janeiro SA
                 (Telerj) Pfd........................      462,324
    40,900      Telecomunicacoes de Sao Paulo SA
                 (Telesp) Pfd........................       12,501
                                                      ------------
                                                           474,825
                                                      ------------
                TOTAL PREFERRED STOCKS...............      662,450
                                                      ------------
                RIGHTS -- 0.00%
                WIRELESS COMMUNICATIONS -- 0.00%
     2,650      Matrix Telecommunications Ltd........           58
                                                      ------------
                TOTAL RIGHTS.........................           58
                                                      ------------

PRINCIPAL                                                MARKET
  AMOUNT                                                 VALUE
----------                                            ------------
                CONVERTIBLE CORPORATE BONDS -- 0.99%
                TELEPHONE NETWORKS -- 0.74%
$1,000,000      Telekom Malaysia Berhad Sub. Deb. Cv.
                 4.00%, 10/03/04 (a)................. $    842,500
                                                      ------------
                WIRELESS COMMUNICATIONS -- 0.25%
   250,000      Technology Resources Industries Sub.
                 Deb. Cv. 2.75%, 11/28/04 (a)........      288,125
                                                      ------------
                TOTAL CONVERTIBLE CORPORATE BONDS....    1,130,625
                                                      ------------
                U.S. GOVERNMENT OBLIGATIONS -- 4.28%
 4,900,000      U.S. Treasury Bills, 4.83% to 5.05%,
                 due 10/16/97 to 11/28/97............    4,880,889
                                                      ------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS....    4,880,889
                                                      ------------
                TOTAL INVESTMENTS -- 99.69%
                 (Cost $82,500,417)..................  113,642,066
                                                      ------------
                OTHER ASSETS AND LIABILITIES
                 (NET) -- 0.31%......................      350,584
                                                      ------------
                NET ASSETS -- 100.00% (8,014,396
                 shares outstanding)................. $113,992,650
                                                      ============
                NET ASSET VALUE, OFFERING AND
                 REDEMPTION PRICE PER SHARE..........       $14.22
                                                            ======
                FORWARD FOREIGN CURRENCY EXCHANGE
 2,600,000(b)   Sold Hong Kong Dollars at Foreign
                 Exchange Rate 7.8285 due 2/26/98....    ($336,004)
    32,395(c)   Sold Peruvian Sols at Foreign
                 Exchange Rate 2.6710 due 10/6/97....      (12,234)
                                                           -------
                TOTAL FORWARD FOREIGN CURRENCY
                 EXCHANGE............................    ($348,238)
                                                         =========

---------------

 (a) -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, the Rule 144A securities amounted to $1,439,573 or 1.26% of net assets.
 (b)   -- Principal amount denoted in Hong Kong Dollars.
 (c)   -- Principal amount denoted in Peruvian Sols.
   *   -- Non-income producing security
 ADR   -- American Depositary Receipt
 GDR   -- Global Depositary Receipt

                            GABELLI FAMILY OF FUNDS


GABELLI ASSET FUND
Invests in securities of companies selling below their intrinsic economic value.  The Fund's primary objective is long-term growth of capital.
(No-load)                              Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI GROWTH FUND
Invests primarily in large-cap stocks believed to have superior earnings growth potential. The Fund's primary objective is long-term capital appreciation.
(No-load)                                Portfolio Manager:  Howard F. Ward, CFA

GABELLI WESTWOOD EQUITY FUND
Invests primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's
primary objective is capital appreciation.   (No-load)
                                              Portfolio Manager:  Susan M. Byrne

GABELLI SMALL CAP GROWTH FUND
Invests primarily in common stock of smaller companies (market capitalizations less than $500 million) with rapid revenue and earnings growth potential. The Fund's primary objective is long-term capital appreciation. (No-load)
                                       Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND
Invests primarily in smaller capitalization equity securities (market caps of $1 billion or less). The Fund's primary objective is long-term capital
appreciation.   (No-load)                  Portfolio Manager:  Lynda Calkin, CFA

GABELLI EQUITY INCOME FUND
Invests primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return.
(No-load)                              Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI WESTWOOD BALANCED FUND
Invests in a diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (No-load)
                            Portfolio Managers:  Susan M. Byrne & Patricia Fraze

GABELLI VALUE FUND
Invests in securities of companies selling below their intrinsic economic value.  The Fund's primary objective is long-term growth of capital.  Max.
Sales charge: 5 1/2%                   Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI ABC FUND
Invests in securities with capital appreciation potential and above market average yields. The Fund's primary objective is consistent returns in various market conditions without excessive risk of capital loss. (No-load)
                                       Portfolio Manager:  Mario J. Gabelli, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND
Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                            Portfolio Manager:  Judith A. Raneri

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market invests in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market invests in municipal securities. Domestic Prime Money Market invests in prime quality, domestic
money market instruments.  (No-load)        Portfolio Manager:  Judith A. Raneri

GLOBAL SERIES

         GABELLI GLOBAL TELECOMMUNICATIONS FUND
         Invests in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is long-term capital
         appreciation.  (No-load)           Team Manager:  Mario J. Gabelli, CFA

         GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
         Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (No-load)
                                                Portfolio Manager:  Hart Woodson

         GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
         Invests globally in companies creating and/or distributing information and entertainment products and services. The Fund will also invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is long-term capital appreciation. (No-load)
                                             Portfolio Manager:  Marc J. Gabelli

GABELLI GOLD FUND
Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial and political factors. (No-load)
                                                Portfolio Manager:  Caesar Bryan

GABELLI INTERNATIONAL GROWTH FUND
Invests in international equities securities with superior long-term capital appreciation potential. The Fund offers investors global diversification.
(No-load)                                       Portfolio Manager:  Caesar Bryan


The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Distributed by Gabelli & Company, Inc.

                       Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                       BOARD OF DIRECTORS
Mario J. Gabelli, CFA             Karl Otto Pohl
Chairman and Chief                Former President
Investment Officer                Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana               Anthony R. Pustorino
Former Senior Vice President      Certified Public Accountant
Dollar Dry Dock Savings Bank      Professor, Pace University

Anthony J. Colavita               Anthonie C. van Ekris
Attorney-at-Law                   Managing Director
Anthony J. Colavita, P.C.         BALMAC International, Inc.

James P. Conn                     Salvatore J. Zizza
Managing Director and             Chairman and Chief
Chief Investment Officer          Executive Officer
Financial Security Assurance      The Lehigh Group, Inc.
Holdings Ltd.

                 OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA             Marc J. Gabelli
President and Chief               Associate Portfolio Manager
Investment Officer

Bruce N. Alpert                   Ivan Arteaga, CFA, CPA
Vice President and Treasurer      Associate Portfolio Manager

James E. McKee
Secretary

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                                       GRAPHIC

 THE
 GABELLI
 GLOBAL
 TELECOMMUNICATIONS
 FUND
                                                          THIRD QUARTER REPORT
                                                            SEPTEMBER 30, 1997